April 19, 2017

DREYFUS INVESTMENT FUNDS

Dreyfus Tax Sensitive Total Return Bond Fund

(Class A, C, I and Y shares)

Supplement to Summary and Statutory Prospectuses
dated February 1, 2017

The following information supersedes and replaces any contrary information contained in "Performance" in the fund's summary prospectus and "Fund Summary – Performance" in the fund's statutory prospectus:

The fund's performance is compared to the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index.

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